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                                                              EXHIBIT 10.3(A)(f)



                             THE MENTUS GROUP, INC.
                             1993 STOCK OPTION PLAN


                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the United States Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         (c) "Committee" shall mean a committee of Directors that may, but is not required to be appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board. In the absence of the appointment of said Committee, the duties and authority set forth herein shall rest with the full Board and the term "Committee" used herein shall mean the full Board. In either event, no member of the Committee or full Board shall vote as to the granting of an Option to himself or herself.

         (d) "Company" shall mean The Mentus Group, Inc., a Delaware corporation.

         (e) "Director" shall mean a member of the Board.

         (f) "Employee" shall mean any employee of the Company or any Subsidiary of the Company, and any Director who also serves as an Officer and whose duties as such involve a significant time commitment beyond that associated with preparation for and attendance at meetings of the Board or Committees thereof.

         (g) "Employer" shall mean the corporation that employs an Optionee.

         (h) "Fair Market Value" or the shares of Stock on any date shall mean

                  (i) the closing sales price, regular way, or in the absence thereof the mean of the last reported bid and asked quotations, on such date on the exchange having the greatest volume of trading in the shares during the thirty-day period preceding such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open for trading) or




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                  (ii)     if there is no price specified in (i), the final
                           reported sales price, or if not reported in the following manner, the mean of the closing high bid and low asked prices, in the over-the-counter market for the shares as reported by the National Association of Securities Dealers Automatic Quotation System or, if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

                  (iii) if there also is no price as specified in (ii), the price determined by the Committee by reference to bid-and-asked quotations for the shares provided by members of an association of brokers and dealers registered pursuant to subsection 15(b) of the 1934 Act, which members make a market in the shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

                  (iv) if there also is no price as specified in (i), (ii) or (iii), or if the shares are not registered under the 1933 Act, the amount determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

         (i) "ISO" shall mean an Option that complies with and is subject to the terms, limitations and conditions of Code Section 422A and any regulations promulgated with respect thereto.

         (j) "1993 Act" shall mean the Securities Act of 1993, as the same may be amended from time to time.

         (k) "1934 Act" shall mean the Securities Exchange Act of 1934, as the same may be amended from time to time.

         (l) "NISO" shall mean an Option that does not qualify with Code Section 422A and any regulations promulgated with respect thereto.

         (m) "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the 1934 Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

         (n) "Option" shall mean a contractual right to purchase Stock granted pursuant to the provisions of Article VI hereof.







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         (o) "Optionee" shall mean a person to whom an Option has been granted hereunder.

         (p) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock pursuant to an Option.

         (q) "Parent" shall mean any corporation (other than the corporation with respect to which the determination is being made) in an unbroken chain of corporations ending with the corporation with the respect to which the determination is being made if, at the time of the grant (or modification) of the Option, each of the corporations other than the corporation with respect to which the determination is being made owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (r) "Plan" shall mean The Mentus Group, Inc. 1993 Stock Option Plan.

         (s) "Purchasable", when used to describe Stock, shall refer to Stock that may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

         (u) "Stock" shall mean the $.01 par value common stock of the Company or, in the event that the outstanding shares of such stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

         (v) "Stock Option Agreement" shall mean an agreement between the Company and an Optionee setting forth the terms of an Option.

         (w) "Subsidiary" shall mean any corporation (other than the corporation with respect to which the determination is being made) in an unbroken chain of corporations beginning with the corporation with respect to which the determination is being made if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   ARTICLE II
                                    THE PLAN

         2.1 Name. This plan shall be known as "The Mentus Group, Inc. 1993 Stock Option Plan".

         2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its shareholders, and any Subsidiary of the Company, by offering certain Employees an opportunity





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to acquire or increase their proprietary interests in the Company by granting such persons Options to purchase Stock. The Options will promote the growth and profitability of the Company, and any Subsidiary of the Company, because Optionees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth.

         2.3 Effective Date. The Plan shall become effective on January 1, 1994.

         2.4 Termination Date. No further Options shall be granted hereunder or after December 31, 1998, but all Options granted prior to that time shall remain in effect in accordance with their terms; provided, however, that the Plan shall terminate, and all options therefore granted shall become void and may not be exercised, after January 1, 2004.


                                   ARTICLE III
                                   ELIGIBILITY

         The persons eligible to participate in this Plan shall consist only of Employees and Directors whose participation the Committee determines is in the best interests of the Company.


                                   ARTICLE IV
                                 ADMINISTRATION

         4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such time and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and shall have the right to meet telephonically. In administering the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options will be granted, the number of shares of Stock subject to each Option, the minimum number of shares of Stock purchasable on any exercise such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement. To the extent not inconsistent with the provisions of the Plan, the Committee shall have the authority to amend or modify an outstanding Stock Option Agreement, or waive any provision thereof, provided that the Optionee consents to such action.

         4.2 Interpretation Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of any Options granted








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hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations.

         4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

         4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.


                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

         5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued and sold hereunder shall be Four Thousand (4,000). Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided, however, that shares of Stock with respect to which an Option has been exercised shall not again be available for issuance hereunder. The shares covered by any unexercised portion of an Option that has terminated for any reason, as well as that number of shares issued pursuant to Option exercises that is equal to the number of shares of Common Stock surrendered or withheld, in payment of (i) the Option Price of such Options or (ii) taxes related to such exercises, may again be optioned under this Plan, and such shares shall not be considered as having been optioned under this Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option hereunder.

         In the event of the issuance of Options in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code Section 422A, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason and the shares






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subject to any such unexercised portion may not be optioned to other Employees.

         5.2 Antidilution.

                  (a) In the event that the outstanding shares of Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split or stock dividend, or in the event that any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock:

                           (i) The aggregate number and kind of shares of Stock for which Options may be granted hereunder shall be adjusted proportionately by the Committee; and

                           (ii) The rights of Optionees (concerning the number of shares subject to Options and the Option Price and the minimum number of shares of Stock exercisable) under outstanding Options shall be adjusted proportionately by the Committee.

                  (b) If the Company shall be a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, shall:

                           (i) declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, and that all such Options shall terminate 30 days after the Committee gives written notices of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period; or

                           (ii) notify all Optionees that all Options granted under the Plan shall be assumed by the successor corporation or substituted with options issued by such successor corporation.

                  (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in paragraph 5.2(b), the provisions of such paragraph shall apply. In all other instances, the adoptions of a plan of dissolution or liquidation of the Company shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that the Committee in its discretion may declare all Options granted under the Plan to be exercised at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option Agreement regarding exercisability. The Committee's actions under






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this provision and the Optionee's exercise of Options under this provision shall be subject, however, to the limitations set forth in Article VI hereof.

                  (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                                   ARTICLE VI
                                     OPTIONS

         6.1 Types of Options Granted. Within the limitations provided herein, Options may be granted to one Employee at one or several times or to different Employees at the same time or at several times or to different Employees at same time or at different times, in either case under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

         6.2 Option Grant and Agreement. Each Option granted or modified hereunder shall be evidenced (a) by either minutes of a meeting or a written consent of the Committee, and (b) by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price , whether the Option is intended to be an ISO or a NISO, shall be stated in Stock Option Agreement. Separate Stock Option Agreements shall be used for Options intended to be ISO's and those not so intended.

         6.3 ISO Limitations. The Committee shall not grant an ISO to any person who, at the time the ISO would be granted:

                  (a) is not an Employee; or

                  (b) owns or is considered to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Employer, or any Parent or Subsidiary of the Employer; provided, however, that this limitation shall not apply if at the time an ISO is granted the Option Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after the expiration of five years from the date on which the Option is granted. For the purpose of this paragraph (b), a person shall be considered to own (i) the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants, (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in






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proportion to such person's stock interest, partnership interest or beneficial interest therein, and (iii) the stock which such person may purchase under any outstanding options of the Employer or of any Parent or Subsidiary of the Employer.

         6.4 $100,000 Limitation. Except as provided below, the Committee shall not grant an ISO to, or modify the exercise provisions of outstanding ISO's held by, any person who, at the time the ISO is granted (or modified), would thereby receive or hold any incentive stock options (as described in Code section 422A) of the Employer and any Parent or Subsidiary of the Employer, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such incentive stock options are exercisable for the first time during any calendar year is in excess of $100,000; provided, that the foregoing restriction on modification of outstanding ISO's shall not preclude the Committee from modifying an outstanding ISO if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes and ISO; and provided that, if the $100,000 limitation described in this Section 6.4 is exceeded, an Option that otherwise qualifies as an ISO shall be treated as an ISO up to the limitation and the excess shall be treated as an Option not qualifying as an ISO. The preceding sentence shall be applied by taking options intended to be ISO's into account in the order in which they were granted.

         6.5 Option Price. The Option Price under each Option shall be determined by the Committee.

         6.6 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an ISO shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Option granted to an Employee who is also an Officer or Director shall be exercisable prior to the expiration of six months from the date such Option is granted, other than in the case of the death or disability of such Employee.

         6.7 Option Exercise.

                  (a) Unless otherwise provided in the Stock Option Agreement, an Option may be exercised at any time or from time to time during the term of the Option as to any or all whole shares that have become Purchasable under the Provisions of the Option but not at any time as to less than ten (10) shares unless the remaining shares that have become so Purchasable are less than ten
(10) shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

                  (b) An Option shall be exercised by (i) delivery to the Treasurer of the Company at its principal office of written notice of exercise with respect to a specified number of shares of Stock, and (ii) payment to the Company at that office of the full amount of the Option Price for





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such number of shares.

                  (c) The Option Price shall be paid in full upon the exercise of the Option; provided, however, that the Committee may provide in a Stock Option Agreement that, in lieu of cash, all or any portion of the Option Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, to be credited against the Option Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate option price).

                  (d) In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash the full amount of any federal, state and local income, employment or other taxes required to be withhold from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the 1934 Act.

                  (e) The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to him upon the exercise of the Option.

         6.8 Nontransferability of Option. No Option or any rights therein shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, an Option granted to that Optionee shall be exercisable only by such Optionee (or by such Optionee's guardian or other legal representative, should one be appointed).

         6.9 Termination of Employment. The Committee shall have the power to specify, with respect to the Options granted to any particular Optionee, the effect upon such Optionee's right to exercise an Option and any shares purchased under an Option as of the termination of such Optionee's employment under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, acceleration of the date at which an Option may be exercised in full, or an option in favor of the Company to re-acquire shares acquired pursuant to the exercise of an Option.







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         6.10 Employment Rights. Options granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an Employee. Nothing in the Plan or any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any Subsidiary of the Company, or shall interfere in any way with the right of the Company or any such Subsidiary to terminate such person's employment at any time.

         6.11 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code section 422A, and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 425(a).

         6.12 Condition on Transfers. The Committee shall have the power to specify in any Stock Option Agreement certain conditions to transfer of shares of Stock purchased under an Option, including without limitation a right of first refusal in favor of the Corporation to purchase such shares under certain circumstances.


                                   ARTICLE VII
                           CONDITIONS TO ISSUING STOCK

         If at any time the Committee or the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Option Shares upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares subject to the Plan, the Company shall not be required to issue or deliver any Stock purchased upon the full or partial exercise of any Option granted hereunder prior to fulfillment of all of the following conditions, together with such other conditions as the Committee or the Board shall deem advisable:

                  (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

                  (b) The completion of any registration or other qualification of such shares that the Company shall determine to be necessary or advisable under any federal or state law or under the rulings of the Securities and Exchange Commission or any other governmental regulatory body, or the Company's determination that an exemption is available from such registration or qualification;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Company shall determine to be necessary or advisable; and






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                  (d) The lapse of such reasonable period of time following
exercise as shall be appropriate for reasons of administrative convenience.

         Unless the shares of Stock covered by the Plan shall be the subject of an effective registration statement under the Securities Act of 1933, as amended, stock certificates issued and delivered to Optionees shall bear such restrictive legends, and their issuance subject to such conditions and covenants of an Optionee, as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.


                                  ARTICLE VIII
                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         The Board may at any time, (i) cause the Committee to cease granting Options, (ii) terminate the Plan, or (iii) in any respect amend or modify the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date the Board amends the Plan) may not amend the Plan to:

                  (a) Increase the number of shares of Stock subject to the Plan;

                  (b) Change or modify the class of Employees that may participate in the Plan.

         No termination, amendment or modification of the Plan shall affect materially and adversely the rights of an Optionee under any outstanding Option without the consent of the Optionee or his legal representative.


                                   ARTICLE IX
                                  MISCELLANEOUS

                  9.1 Replacement Option Grants. At the sole discretion of the Committee, an Optionee may be given an election to surrender an Option in exchange for a new Option.

                  9.2 Forfeiture for Competition. If an Optionee provides services to a competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Optionee while an Employee, than that Optionee's rights under any Options outstanding hereunder shall be forfeited and terminated, subject to a determination to the contrary by the Committee.

                  9.3 Plan Binding on Successors. The Plan shall be binding upon the successors of the Company.






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                  9.4 Gender. Whenever used herein, the masculine pronoun shall include the feminine gender.

                  9.5 Headings No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.





























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